Exhibit 99.1

                     Investor Contact: Steve Keenan
(314) 719-1755
InvestorRelations@Olin.com

News

Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

Olin Among European Union Epoxy Resin Producers Lodging an Anti-Dumping Complaint Against Four Countries

Clayton, MO, July 1, 2024 – Olin Corporation (NYSE: OLN), as a member of the Ad Hoc Coalition of Epoxy Resin Producers (Coalition), comprised of Olin, Westlake Corporation (NYSE: WLK), and Spolchemie, announces that the European Commission has initiated an anti-dumping proceeding concerning imports of epoxy resins from China, the Republic of Korea, Taiwan, and Thailand. This notice of initiation published today in the European Union (EU) Official Journal results from a complaint lodged by the Coalition to investigate the level of dumping practiced by Chinese, Korean, Taiwanese, and Thai exporters on the EU market and whether dumped imports from the four targeted countries have caused material injury to the European epoxy resin industry.

The Complaint alleges that exporting producers in the four targeted countries have injured the European epoxy resin producers by selling their products on the EU market at unfairly low prices that significantly undercut the prices of European producers. If the anti-dumping investigation concludes that injurious dumping practices from the four targeted countries have taken place, the European Commission is entitled to impose additional duties on imports of epoxy resins from the four targeted countries to restore a level playing field in the EU.

The dumping margins alleged during the investigation period and set in the complaint are as follows:

Country Alleged Dumping Margins
China................................................................ 140% - 170%
The Republic of Korea........................................ 10% - 40%
Taiwan................................................................. 20% - 40%
Thailand............................................................... 60% - 90%

The European producers in the Coalition manufacture epoxy resins, an essential component for which there are no practical substitutes, for various customer applications including critical industries such as Aerospace, Automotive, Defense, Electrical Transmission, Semiconductors, and Wind Energy. The availability of European epoxy production is critical to ensure the EU’s supply chain resiliency for the industries that deliver progress toward the European Green Deal priorities.

“Although this issue is not unique to Epoxy, nor to the EU, the significant volume of what we believe are unfairly dumped imports of epoxy resin have a seriously negative impact on the EU,” said Florian Kohl, President, Olin Epoxy & International. “Related unfair trade practices for the same products are also under investigation in the United States by the U.S. Department of Commerce and the U.S. International Trade Commission.”

If successful, this investigation will ensure that foreign epoxy resin producers cannot continue to benefit from sending dumped epoxy resins to the EU market and will restore the health of the EU epoxy resin industry, improve the resilience and security of domestic epoxy resin supply chains, enhance the jobs and communities that rely on the epoxy resin industry, and strengthen European economic security by preserving a critical EU manufacturing sector. The entire EU industrial complex would benefit from such an outcome.

COMPANY DESCRIPTION

Olin Corporation is a leading vertically integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine and caustic soda, vinyls, epoxies, chlorinated organics, bleach, hydrogen, and hydrochloric acid. Winchester’s principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, industrial cartridges, and clay targets.

Visit www.olin.com for more information on Olin.

FORWARD-LOOKING STATEMENTS
This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management's beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.
We have used the words "anticipate," "intend," "may," "expect," "believe," "should," "plan," "outlook," "project," "estimate," "forecast," "optimistic," “target,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to repurchase, from time to time, the Company’s common stock. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The payment of cash dividends is subject to the discretion of our board of directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements, and other factors deemed relevant by our board of directors. In the future, our board of directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.
The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Reports on Form 10-Q and other reports furnished or filed with the SEC, include, but are not limited to, the following:
Business, Industry and Operational Risks
•sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us;
•declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;
•unsuccessful execution of our strategic operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes;

•failure to identify, attract, develop, retain, and motivate qualified employees throughout the organization and ability to manage executive officer and other key senior management transitions;
•failure to control costs and inflation impacts or failure to achieve targeted cost reductions;
•our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation;
•the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards;
•exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events;
•availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics;
•the failure or an interruption, including cyber-attacks, of our information technology systems;
•our inability to complete future acquisitions or joint venture transactions or successfully integrate them into our business;
•risks associated with our international sales and operations, including economic, political, or regulatory changes;
•our indebtedness and debt service obligations;
•weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior credit facility;
•adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital;
•the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans;
•our long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets;

Legal, Environmental and Regulatory Risks
•changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate;
•new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities;
•unexpected outcomes from legal or regulatory claims and proceedings;
•costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;
•various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and
•failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

2024-08